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                                                                   Exhibit 10.5


                  AMENDED AND RESTATED REVOLVING CREDIT NOTE
                  ------------------------------------------

US $6,719,770.39                                             December 21, 2006
                                                           St. Louis, Missouri

     For value received, the undersigned, Zoltek Companies, Inc., a Missouri corporation, Zoltek Corporation, a Missouri corporation, Zoltek Properties, Inc., a Missouri corporation, and Engineering Technology Corporation, a Missouri corporation (individually and collectively hereinafter "Borrowers"; all references to "Borrowers" or "Borrower" shall mean each and all of the Borrowers), hereby jointly and severally promise to pay to the order of Southwest Bank of St. Louis (the "Bank"), in lawful money of the United States of America, the principal sum of Six Million Seven Hundred Nineteen Thousand Seven Hundred Seventy and 39/100 Dollars ($6,719,770.39), or if less, the amount outstanding under Section 2.02 of the Credit Agreement (as hereinafter
                         ------------
defined), together with interest from the date hereof at the rate provided for in the Credit Agreement. Principal and interest of this Note shall be payable at the time or times provided in Section 3 of the Credit Agreement.
                                 ---------

     This Amended and Restated Revolving Credit Note (this "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Credit Agreement among the Borrowers, Cape Composites, Inc., Hardcore Composites Operations, LLC and the Bank dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, that certain Second Amendment to Credit Agreement dated as of January 13, 2004, and that certain Third Amendment to Credit Agreement of even date herewith (as further amended or otherwise modified from time to time, the "Credit Agreement"), and is entitled to all of the benefits and security of the Credit Agreement. All of the terms, covenants and conditions of the Credit Agreement and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Credit Agreement.

     This Note is secured by the Collateral described in the Credit Agreement.

     Interest hereunder shall be computed on, the basis of actual days elapsed over the period of a 360-day year. Upon or after the occurrence and during the continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest at a variable rate per annum equal to the Default Rate until the principal balance of this Note is paid in full.

     In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof or otherwise, shall the amount paid or agreed to be paid to the Bank for the use, forbearance or detention of money advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto.

     The Borrowers may prepay this Note, in whole or in part, at any time without premium or penalty.

     The termination of the Credit Agreement or the occurrence and continuance of an Event of Default shall entitle the Bank, at its option, to declare the then outstanding principal balance and accrued interest hereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrowers, all of which the Borrowers hereby expressly waive.


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     Time is of the essence of this Note. To the fullest extent permitted by applicable law, the Borrowers, for themselves and their successors and assigns, expressly waive presentment, demand, protest and notice of dishonor, and hereby consent to any extensions of time, renewals, release of any parties to or guarantors of this Note, waivers and any other modifications that may be granted or consented to by the Bank from time to time in respect of the time of payment or any other provision of this Note.

     Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Bank in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Bank of any right or remedy preclude any other right, or remedy. The Bank, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing the Borrowers' liability hereunder, the Bank may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note is a restated and amended version of that certain Revolving Credit Note dated as of May 11, 2001, executed by the Borrowers, Hardcore Composites Operations, LLC and Cape Composites, Inc. in favor of Bank in the original principal amount of $10,000,000.00, that certain Amended and Restated Revolving Credit Note dated as of February 13, 2003, executed by Borrowers and Cape Composites, Inc. in favor of Bank in the original principal amount of $5,000,000.00, that certain Amended and Restated Revolving Credit Note dated as of January 13, 2004, executed by Borrowers and Cape Composites, Inc. in favor of Bank in the original principal amount of $5,000,000.00, and that certain Amended and Restated Revolving Credit Note dated as of December 27, 2004, executed by Borrowers and Cape Composites, Inc. in favor of Bank in the original principal amount of $5,500,000.00, and shall not constitute a cancellation of the principal amount of such note evidenced thereby.

     This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Missouri.

     BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY (WHICH BANK ALSO WAIVES) IN ANY ACTION, SUITE, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, THE COLLATERAL, OR BANK'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by their respective duly authorized representatives as of the date first above written.

                                  ZOLTEK COMPANIES, INC.

                                  By:  /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


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                                  ZOLTEK CORPORATION

                                  By:   /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ZOLTEK PROPERTIES, INC.

                                  By:   /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


                                  ENGINEERING TECHNOLOGY CORPORATION

                                  By:   /s/ Zsolt Rumy
                                     -----------------------------------------
                                  Name: Zsolt Rumy
                                       ---------------------------------------
                                  Title: President
                                        --------------------------------------


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